SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

INCONTACT, INC.
(Name of Registrant as Specified in Its Charter)

Commission File Number: 001-33762 Not Applicable
(Name of Persons Filing Proxy Statement If Other Than the Registrant)

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*** Exercise Your Right to Vote*** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 15, 2011.

INCONTACT INC	Meeting Information
Meeting Type: Annual Meeting For holders as of: April 18, 2011 Date: June 15, 2011 Time: 1:00 PM MDT Location: Corporate Headquarters 7730 South Union Park Ave Midvale, Utah 84047

INCONTACT INC 7730 SOUTH UNION PARK AVE SUITE 500 MIDVALE, UT 84047

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—–  Before You Vote  —–

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT 10-K WRAP
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 1, 2011 to facilitate timely delivery.

—– How To Vote —–
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote
FOR the following:

1.	Election of Directors

Nominees:*

	01) Theodore Stern	04) Mark J. Emkjer
	02) Paul Jarman	05) Blake O. Fisher, Jr.
	03) Steve Barnett	06) Paul F. Koeppe

The Board of Directors recommends you vote FOR the following proposals:

2.	AMEND BYLAWS TO CLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR STAGGERED THREE-YEAR TERMS OF SERVICE FOR EACH CLASS.

3.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.

4.	NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION.

The Board of Directors recommends you vote 3 years on the following proposal:

5.	ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

*Note to Proposal 1: If all nominees are elected and Proposal 2 to amend the Bylaws to classify the board of directors is approved, then nominees 01 and 02 will be Class 1 directors serving until the annual meeting in 2012, nominees 03 and 04 will be Class 2 directors serving until the annual meeting in 2013, and nominees 05 and 06 will be Class 3 directors serving until the annual meeting in 2014.

NOTE: As of the date of this proxy statement, the Board knows of no other matters that may come before the annual meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the annual meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgement and in the discretion of the proxy holders.